# ASURE SOFTWARE

Patrick Goepel, Chief Executive Officer

ASURE
SOFTWARE

# "Safe Harbor" Statement
## (Under the Private Securities Litigation Reform Act of 1995):

Statements made in this presentation regarding Asure's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. Such risks and uncertainties could cause actual results to differ materially from those contained in the forward-looking statements. The risks and uncertainties include — but are not limited to — adverse changes in the economy, financial markets, and credit markets; delays or reductions in information technology spending; the development of the market for cloud based workplace applications; product development; market acceptance of new products and product improvements; our ability to retain or increase our customer base; security breaches; errors, disruptions or delays in our services; privacy concerns; changes in the our sales cycle; competition, including pricing pressures, entry of new competitors, and new technologies; intellectual property enforcement and litigation; our ability to hire, retain and motivate employees; our ability to manage our growth; our ability to realize benefits from acquisitions; changes in sales may not be immediately reflected in our operating results due to our subscription model; changes in laws and regulations; and changes in accounting standards.

# Asure Software

Asure Software is an industry leader in providing cloud-based workplace management solutions. Over 5,000 clients deploy our workplace management software products, hardware products, services and support to improve their workforce and workplace processes.

| Key Statistics | |
|---|---|
| Corporate headquarters | Austin, Texas |
| Company footprint | Global presence with offices in TX, MA, MI, United Kingdom |
| Founded | 1985 |
| Re-Invented | 2009 |
| Ownership | Publicly traded (Nasdaq: ASUR) |
| 2014 revenue guidance | $29 - $30 million |
| Number of clients | 5,000 and growing |
| Industry expertise | The Asure senior management team has more than 50 years of collective experience in workplace management |

ASURE SOFTWARE

# Asure's History


HISTORY
Focus is solely on software for meeting room scheduling and time and labor management
Forgent acquires Compression Labs
Forgent becomes ASURE SOFTWARE
Acquires ADI Time & Legiant
Acquires PeopleCube & select client base of LMS
~80% growth over FY2012
Reports FY 2012 revenue of ~$20 MILLION
2013 revenue $25+ MILLION
1985
1997
2006
2009
2010
2011
2012
2013
Forgent Networks opens in Austin, Texas, specializing in video conferencing solutions
Forgent changes focus to software
$10M IN REVENUE
2009-2013: Asure grows
$~20M IN REVENUE
Jan 2012 launches first mobile app for Asure meeting room management solution
April 2012 released new AsureForce time and labor management solution
June 2012 released AsureSpace next-generation meeting room management SaaS solution

# We Help Clients Transform Largest Expenditures into a Strategic Advantage

### LABOR

Automate and optimize workforce productivity by decreasing FTE's or repurposing talent, validate mobile workers with photo recognition & geo-positioning

### REAL ESTATE

Maximize the utilization of organizational assets and eliminate unnecessary real estate overhead, cut property expenses and optimize physical space

### TECHNOLOGY

Lower total cost of ownership by deploying mobile and cloud-based technology solutions and SaaS

ASURE SOFTWARE

# Asure Software Solutions

Designed for the marketplace of today & the future

| ASURE SPACE™ | ASURE FORCE® |
|---|---|
| SHARED RESOURCE SCHEDULING | TIME & LABOR MANAGEMENT |
| HOTELING AND TELECOMMUTING | WORKFORCE SCHEDULING |
| INTEGRATED SOLUTIONS | LEAVE REQUESTS / PTO MGMT |
| SMARTVIEW | PAYROLL INTERFACES MGMT |
| WORKPLACE BUSINESS INTELLIGENCE | TIMECLOCKS |
| INTEGRATED HARDWARE:<br>LCD PANELS, KIOSKS, SENSORS | GEOPUNCH |

ASURE SOFTWARE

# Trends Impacting Our Market

***The workplace and the workforce of the future are changing***

1. **Globalization: Businesses will look outside of the US for market opportunity**
   - 96% of the world's people live outside the U.S.
   - 82,000 companies (and 800,000 subsidiaries) are multinational
   - 54% of the GDP comes from trade in Asia Pac



2. **Mobilization:** Talent is transient, global and decentralized
   - Telecommuting rose 73% from 2005 - 2011
   - 1.3 billion workers will be mobile by 2015
   - Organizations increasingly support BYOD strategies (Forrester)

3. **Technology:** Paves the way for preparing the workplace for the workforce of the future
   - Elimination of the employee backpack
   - Increasing support for BYOD (Bring Your Own Device) strategies (Forrester)
   - More places for collaboration
   - Geospatial technologies will become mainstream
   - The Cloud and Big Data fuel mobilization

ASURE SOFTWARE

# Asure's Time and Labor Management Ecosystem



INDIRECT COMPETITION
DIRECT COMPETITION
@task
APPIRIO
OpenAir
QuickArrow
GetMyTime.com
salesforce.com
ClickTime
NETSUITE
CyberShift
KRONOS
xactly
INFOR
dayforce
ASURE
NOVAtime
SwipeClock
TimeAmerica
Pyramid
Qqest
empower
netTime
Wasp
ADP
SaaShr.com
workday.
KABA
SAP
PeopleSoft
Ultimate Software
sage
ORACLE
Microsoft
IBM
TIME TRACKING & PROFESSIONAL SERVICES AUTOMATION
WORKFORCE MANAGEMENT
INTEGRATED HR MANAGEMENT
TIME & ATTENDANCE

# T&LM Market Vendor Positioning


ADP
KRONOS
KABA
dayforce
INFOR
empower
INFOTRONICS
CyberShift
ENTERPRISE
ASURE
NOVAtime
FEEL THE POWER
SaaShr.com
MID-SIZED
BUSINESS
(>$310M Market**)
Qqest
TimeAmerica
nettime solutions
Pyramid
SwipeClock
GetMyTime.com
ClickTime
Wasp
SMALL
BUSINESS

** Source : Census.gov (620k firms with 25 – 500 EEs)

# Asure's Real Estate Optimization Ecosystem


TRANE
Johnson Controls
SIEMENS
INDIRECT
COMPETITION
CRESTRON
CyberMatrix
Steelcase
Schneider Electric
ARCHIBUS
Qube
OFFICESPACE
ASURE
MANHATTAN
AMX
nfs
agilquest
CA FM Explorer
EmergingSoft
FM:Systems
ems
PLANON
ASURE
DIRECT
COMPETITION
Condeco
FACILITY ENERGY MANAGEMENT
FACILITY OPTIMIZATION
PEOPLE SCHEDULING
ROOM SCHEDULING

# Real Estate Optimization Vendor Positioning


ENTERPRISE
Johnson Controls
ASURE
CRESTRON
Qube
MID-SIZED BUSINESS
(>100M Market**)
Steelcase
ARCHIBUS
agilquest
ems
Event Management Systems
AMX
ASURE
FM:Systems
EmergingSoft
Condeco
MANHATTAN
SMALL BUSINESS
bookmeetingroom.com
conference & meetings rooms management online
nfs
hospitality

# Customer Profile

| Company Attributes | Enterprise | Mid-Market | Emerging Markets |
|---|---|---|---|
| **Employee Size** | >5000 | 1k-4999k | <1000 |
| **Industries** | Higher Ed, Energy, Govt, Healthcare, Biz Svcs, Corporate, Finance/Banking, Manuf. | Higher Ed, Energy, Govt, Healthcare, Biz Svcs, Corporate, Finance/Banking, Manuf. | Retail |
| **Geography** | North America, UK, Ireland, Germany, Australia, New Zealand, France, Switzerland, Benelux | India, UAE, South Africa, Spain, Portugal , Nordics, Austria, Finland, Italy | Rest of the World |
| **Trigger Events** | Increase in white collar headcount/property; reductions is office space; workspace redesign; implementation of telework programs or other changes to work environment; moving to the Cloud/reductions in IT | Increase in white collar headcount/property; reductions is office space; workspace redesign; implementation of telework programs or other changes to work environment; moving to the Cloud/reductions in IT | Scheduling conflicts/double bookings |
| **Persona Attributes** | **Persona 1** Decision Maker | **Persona 2** Influencer | **Persona 3** User |
| **Ideal Title** | CEO, CFO, CIO, COO | VP or Director of Facilities, or IT, Corporate Real Estate, System Administrator, Master Integrators | Network Administrators, Executive Assistants, |

ASURE SOFTWARE

# New to Asure: GeoPunch™

- Mobile devices = the newest time clock
- Smart phone, flip phone, dumb phone, tablets
- Photo, text or voice
- Geolocation


HOW GEOPUNCH™ WORKS
1
Employee takes a picture and submits
2
GeoPunch locates employee, verifies identity and logs time
3
Employee receives confirmation

**_FACT: 1.3 billion workers will be mobile by 2015_**

*(Forrester research)*

# Asure Software – Selected Financial Data

| Share Data | |
|---|---|
| Ticker | ASUR |
| Price 2/28/14 | $6.79 |
| 52 Week High | $6.85 |
| 52 Week Low | $4.02 |
| Outstanding Shares | 5,969,425 |
| Market Capitalization | $37.13 million |
| Management Holdings | CEO – 6.7%<br>Chairman of the Board – 13% |
| Avg Daily Volume (90 day) | 13,466 |

| | 2012 | 2013 |
|---|---|---|
| Cash | $2,427 | $4,338 |
| Total Current Assets | $7,249 | $9.660 |
| Total Assets | $36,148 | $35,615 |
| Total Current Liabilities | $16,631 | $17,497 |
| Total Liabilities | $33,988 | $31,398 |
| Total Equity | $2,160 | $4,217 |
| Revenue | $19,965 | $25,474 |
| EBITDA | $1,620 | $3,956 |
| EBITDA excluding one times | $3,295 | $4,823 |

2014 Guidance - $29 – $30 Revenue, $5.5 - $6.5 EBITDA plus one times, $0.08 – $0.24 Net Income per share, excluding one times

ASURE SOFTWARE

# 2013 – 2014 Financial Outlook (in 000's)



Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
2013 Revenue
= $25,474
2014 Revenue Guidance*
= $29,000 – $30,000
+
-
2013 EBITDA excluding one-times
= $4,823
2014 EBITDA excluding one-times Guidance*
= $5,500 – $6,500
= Total Revenue
= EBITDA excluding one-times
= Net income/loss break even
= Net income/loss

*2014 Guidance includes approximately $1.0 million additional investment in R&D. Q1 2014 includes approximately $1.0 million one time gain on payment of note payable and settlement of litigation with the sellers of Peoplecube and approximately $1.4 million one time charge in connection with the refinance of our senior debt with Wells Fargo, N.A. Excluding these one times, net loss per share in Q1 2014 is expected to be $(.04) to $(.09). Our 2014 net income per share excluding one times guidance is $.08 and $.24.

# Asure Client Portfolio

Pfizer
PEARSON
Boehringer Ingelheim
Aetna
BainCapital
JONES LANG LASALLE
Principal Financial Group
STAPLES
nielsen
THE UNIVERSITY of TENNESSEE UT
MERCK
Cornell University
Mondelēz International
TJX
THOMSON REUTERS
BAKER & McKENZIE
Deutsche Bank
H&R BLOCK
salesforce
STATE STREET
KPMG
RBC
WELLS FARGO
PRICEWATERHOUSECOOPERS
TUI
O2

# Poised for Growth

*Cloud Services Adoption Will Continue*

| benefit | years to mainstream adoption<br>less than 2 years | <br>2 to 5 years | <br>5 to 10 years |
|---|---|---|---|
| transformational | Cloud advertising<br>Virtualization | Cloud computing<br>Community cloud<br>Hybrid Cloud Computing<br>Platform as a Service (PaaS) | Big Data<br>Dev Ops<br>Real-time Infrastructure |
| high | | Application PaaS (aPaaS)<br>Cloud API Management<br>Cloud BPM<br>Cloud IMDG Services<br>Cloud Management Platforms<br>Cloud Security Frameworks<br>Cloud/Web Platforms<br>Cloudbursting<br>Elastic Multitenancy<br>Infrastructure as a Service (IaaS)<br>Integration PaaS (iPaaS)<br>Personal Cloud<br>Private Cloud Computing<br>Private IaaS<br>Private PaaS<br>Public Cloud Storage | Cloud Application Development Services<br>Cloud Business<br>Cloud Services Brokerage<br>Hybrid IT<br>Software-Defined Anything |
| moderate | Sales Force Automation SaaS<br>Software as a Service (SaaS) | BPaaS<br>Business Analytics PaaS (baPaaS)<br>Cloud-Based Security Services<br>Database Platform as a Service (dbPaaS)<br>Enterprise Cloud Email IaaS+ | Big Data<br>Dev Ops<br>Real-time Infrastructure |
| low | | | Browser Client OS |

Source: Gartner Priority Matrix for Cloud Computing, July 2013

# Poised for Growth

*Global Acquisition Opportunity*


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300
250
200
150
100
50
0
United Kingdom
Canada
Europe - NoUK
Asure
PC

# Poised For Growth

*High Growth Market*

- Strong financial position
- Leading cloud-based solutions
- Complete solutions portfolio
- Large market opportunity
- Proven partner channel



500
400
300
200
100
0
2008
2011
2013
2015
2019
Cloud Computing Service revenue (Bn USD)

# CONTACT:

Pat Goepel
pgoepel@asuresoftware.com